Ex.99.906Cert

CERTIFICATION PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I, Ryan T. Davies, President of Cortina Funds, Inc. (the “Registrant”), hereby certify, to the best of my knowledge, that the Registrant’s report on Form N-CSR for the period ended December 31, 2012 (the “Report”), which accompanies this certification, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Ryan T. Davies
Ryan T. Davies
President

Dated: March 6, 2013

Pursuant to 18 U.S.C. Section 1350, I, Terese Nielsen, Treasurer and Principal Accounting Officer of Cortina Funds, Inc. (the “Registrant”), hereby certify, to the best of my knowledge, that the Registrant’s report on Form N-CSR for the period ended December 31, 2012 (the “Report”), which accompanies this certification, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Terese Nielsen
Terese Nielsen Treasurer and Principal Accounting Officer

Dated: March 6, 2013